SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): January 21, 1999
                                                          (January 21, 1999)

                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
        (State or other jurisdiction   (Commission     (IRS Employer
        of incorporation)              File Number)   Identification No.)



       777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
      (Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code..(650) 312-3000


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press  Release  issued on January 21, 1999 by Franklin  Resources,
Inc.

                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       FRANKLIN RESOURCES, INC.
                       (Registrant)


Date: January 21, 1999  /s/ Leslie M. Kratter
                      ----------------------
                       LESLIE M. KRATTER
                       Vice President

                                Exhibits


        A.  Press Release issued on January 21, 1999 by Franklin Resources, Inc.

FROM:       Franklin Resources, Inc.
            Public Relations: Holly Gibson (650) 312-4701
            Investor Relations: Bijan Modanlou (650) 525-8900
            www.frk.com
-------------------------------------------------------------------------------
                                                   For Immediate Release

           Franklin Resources Announces First Quarter Results

     San Mateo, CA, January 21, 1999-- Franklin Resources, Inc. (NYSE:BEN) today reported net income of $68.5 million for the first fiscal quarter of 1999 (after pretax restructuring charges of $46.1 million) compared with net income of $130.5 million in the comparable quarter ended December 31, 1997. Restructuring charges of approximately $58 million were announced on January 14, 1999 with the remaining charge to be taken in the second quarter of this fiscal year. Operating revenues for the quarter were $567.7 million compared to $598.6 million for the preceding quarter and $632.4 million a year ago.

     Assets under management by the Company's subsidiaries were $220.2 billion, compared to $208.6 billion in the preceding quarter and $221.0 billion at this time last year. Quarterly average assets under management during the current quarter were $217.0 billion compared to $221.6 billion in the preceding quarter and $220.6 billion in the same quarter a year ago.

     Diluted earnings per share for the quarter ended December 31, 1998 were $0.27 after the restructuring charge as compared to $0.44 for the preceding quarter and $0.52 a year ago. Had the Company not taken the restructuring charge in the first fiscal quarter 1999, diluted earnings per share would have been approximately $0.40. Average diluted shares outstanding for the current and preceding quarters were 252.1 million and 252.7 million, respectively, compared to 253.2 million for the same quarter a year ago.

     Franklin Resources, Inc. provides global and domestic investment management, shareholder and distribution services to the Franklin Templeton mutual funds and institutional accounts in over 100 different nations worldwide. Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA.

Franklin Resources, Inc.
Consolidated Income Statements
(Dollar amounts in thousands except
assets under management and per share
data)
                                            Three Months Ended
                                                December 31
                                      -----------------------------
                                                1998          1997

Operating revenues:
Investment management fees <F1>             $330,370      $348,562
Underwriting and distribution fees <F1>      188,604       243,188

Shareholder servicing fees                    45,734        37,606
Other                                          2,971         3,043
                                      -----------------------------
Total operating revenues                     567,679       632,399
                                      -----------------------------

Operating expenses:
Underwriting and distribution                163,046       205,312
Compensation and benefits                    133,814       133,291
Information systems, technology and
   occupancy                                  48,479        46,596
Advertising and promotion                     28,238        27,362
Amortization of deferred sales
   commissions                                25,019        23,896
Amortization of intangible assets              9,373         8,995
Other                                         22,805        19,505
Restructuring                                 46,140             -
charges
                                      -----------------------------
Total operating expenses                     476,914       464,957
                                      -----------------------------

Operating income                              90,765       167,442
                                      -----------------------------

Other income
(expense):
Investment and other income                   10,536        14,975
Interest expense                              (6,173)       (6,152)
                                      -----------------------------
Other income, net                              4,363         8,823
                                      -----------------------------

Income before taxes on income                 95,128       176,265
Taxes on income                               26,636        45,750
                                      -----------------------------

Net income                                   $68,492      $130,515
                                      =============================

Earnings per share:
                                               $0.27         $0.52
Basic
                                               $0.27         $0.52
Diluted

Dividends per share                           $0.055         $0.05

Average shares outstanding (in thousands):
                                             251,860       252,692
Basic
                                             252,055       253,185
Diluted

Assets under management (in millions):
     End of period                          $220,236      $220,989
     Simple monthly average for period      $216,959      $220,606


<F1> Prior period amounts have been restated to reflect the  reclassification of distribution component of Canadian investment management fee income.




Franklin Resources, Inc.
Consolidated Income Statements
(Dollar amounts in thousands except assets
under management and per share data.)                                       Three months ended
                                                                           ---------------------
                                                    31-Dec-98    30-Sep-98   30-Jun-98    31-Mar-98   31-Dec--97
                                                    ---------    ---------   ---------    ---------   ----------

Operating revenues:
Investment management fees <F1>                      $330,370     $339,651    $373,820     $351,240     $348,562
Underwriting and distribution fees <F1>               188,604      208,483     252,354      278,622      243,188
Shareholder servicing fees                             45,734       42,762      40,793       39,399       37,606
Other                                                   2,971        7,690       5,629        4,430        3,043

                                                ----------------------------------------------------------------
Total operating revenues                              567,679      598,586     672,596      673,691      632,399
                                                 ----------------------------------------------------------------

Operating expenses:
Underwriting and distribution                         163,046      173,328     220,660      242,406      205,312
Compensation and benefits                             133,814      134,362     152,688      132,744      133,291
Information systems, technology and
 occupancy                                             48,479       51,895      37,312       45,862       46,596
Advertising and promotion                              28,238       33,538      33,782       31,243       27,362
Amortization of deferred sales commissions             25,019       27,231      27,753       26,525       23,896
Amortization of intangible assets                       9,373        9,577       9,336        8,949        8,995
Other                                                  22,805       25,644      22,846       22,538       19,505
Restructuring charge                                   46,140            -           -            -            -
                                                 ----------------------------------------------------------------
Total operating expenses                              476,914      455,575     504,377      510,267      464,957
                                                 ----------------------------------------------------------------

Operating income                                       90,765      143,011     168,219      163,424      167,442
                                                 ----------------------------------------------------------------

Other income (expense):
Investment and other income                            10,536       14,717      15,435       11,596       14,975
Interest expense                                       (6,173)      (6,034)     (6,523)      (3,826)      (6,152)
                                                   --------------------------------------------------------------

Other income (expense), net                             4,363        8,683       8,912        7,770        8,823
                                                 ----------------------------------------------------------------

Income before taxes on income                          95,128      151,694     177,131      171,194      176,265
Taxes on income                                        26,636       39,441      46,118       44,525       45,750
                                                 --------------------------------------------------------------

Net income                                            $68,492     $112,253    $131,013     $126,669     $130,515
                                                 ================================================================

Earnings per share:
     Basic                                              $0.27        $0.44       $0.52        $0.50        $0.52
     Diluted                                            $0.27        $0.44       $0.52        $0.50        $0.52

Dividends per share                                    $0.055        $0.05       $0.05        $0.05        $0.05

Average shares outstanding (in thousands):
     Basic                                            251,860      252,579     252,860      252,860      252,692
     Diluted                                          252,055      252,707     253,095      253,058      253,185

Assets under management (in millions):
     End of period                                   $220,236     $208,591    $236,574     $241,964     $220,989
     Simple monthly average for period               $216,959     $221,633    $240,513     $229,409     $220,606


<F1> Prior period amounts have been restated to reflect the  reclassification of distribution component of Canadian investment management fee income.



ASSETS UNDER MANAGEMENT


(In billions)                                        31-Dec-98    30-Sep-98   30-Jun-98      31-Mar-98    31-Dec-97
                                                     ------------------------------------------------------------------

Franklin Templeton Group:
      Equity:
             Global/international                        $92.8        $84.8      $105.4         $111.7        $98.3
             Domestic (U.S.)                              37.4         34.8        43.0           42.9         37.6
                                                    ----------------------------------------------------------------
             Total Equity                                130.2        119.6       148.4          154.6        135.9
                                                    ------------------------------------------------------------------

      Hybrid funds <F1>                                   14.5         14.0        15.3           15.5         14.9

      Fixed income:
            Tax-free                                      50.9         50.5        49.1           48.1         47.0
            Taxable:
               Domestic (primarily US Govt.)              16.0         16.0        15.7           15.7         15.5
               Global/international                        4.0          3.7         4.1            4.1          3.8
                                                 ------------------------------------------------------------------
            Total Fixed Income                            70.9         70.2        68.9           67.9         66.3
                                                 ------------------------------------------------------------------

      Money funds                                          4.6          4.8         4.0            4.0          3.9

                                                   ==================================================================
            Total Franklin Templeton Group              $220.2       $208.6      $236.6         $242.0       $221.0
                                                   ==================================================================




<F1> Hybrid funds include asset allocation,  balanced, flexible and income-mixed funds as defined by the Investment Company Institute. Previously these funds had been included primarily in the equity category.

-----------------------------

Forward-Looking Statements and Risk Factors: When used in this press release and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result", "expects to", "will continue", "will incur", "will improve", "will implement", "will allow", "will be taken", "we believe", "is anticipated", "estimate", "project" or variations of such expressions or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. Risks include changes in: the Company's ability to achieve projected restructuring initiative and annual cost savings and operating efficiencies; the level of assets under management; general economic and market conditions (both domestic and global); estimated earnings, changes in interest rates and/or inflation rates; the level of fund sales and redemptions; competition within the financial services industry; and the other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including, but not limited to, the Annual Report on Form 10-K for the year ended September 30, 1998.


The Company will not undertake and specifically declines any obligation to release publicly any data or information, the result of which, might be to revise any forward-looking statements to reflect events or circumstances after date of such statements or to reflect the occurrence of anticipated or unanticipated events.